UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Qwest Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code, of each Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 20, 2018, CenturyLink, Inc. issued a press release announcing the redemption by its indirect wholly-owned subsidiary Qwest Corporation of four outstanding series of senior notes. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated August 20, 2018.

99.2	Indenture, dated as of October 15, 1999, by and between U S West Communications, Inc. (currently named Qwest Corporation) and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4(b) of Qwest Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-03040) filed with the Securities and Exchange Commission on March 3, 2000).

99.3	Eighth Supplemental Indenture, dated as of September 21, 2011, by and between Qwest Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.9 of Qwest Corporation’s Form 8-A (File No. 001-03040) filed with the Securities and Exchange Commission on September 20, 2011).

99.4	Tenth Supplemental Indenture, dated as of April 2, 2012, by and between Qwest Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.11 of Qwest Corporation’s Form 8-A (File No. 001-03040) filed with the Securities and Exchange Commission on March 30, 2012).

99.5	Eleventh Supplemental Indenture, dated as of June 25, 2012, by and between Qwest Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.12 of Qwest Corporation’s Form 8-A (File No. 001-03040) filed with the Securities and Exchange Commission on June 22, 2012).

99.6	Indenture, dated as of April 15, 1990, by and between The Mountain States Telephone and Telegraph Company (currently named Qwest Corporation) and The First National Bank of Chicago (incorporated by reference to Exhibit 4.2 of Qwest Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 001-03040) filed with the Securities and Exchange Commission on January 13, 2004).

99.7	First Supplemental Indenture, dated as of April 16, 1991, by and between U S WEST Communications, Inc. (currently named Qwest Corporation) and The First National Bank of Chicago (incorporated by reference to Exhibit 4.3 of Qwest Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 001-03040) filed with the Securities and Exchange Commission on January 13, 2004).

99.8	Form of Qwest Corporation 7.50% Notes due 2051 (included in Exhibit 99.3).

99.9	Form of Qwest Corporation 7.00% Notes due 2052 (included in Exhibit 99.4).

99.10	Form of Qwest Corporation 7.00% Notes due 2052 (included in Exhibit 99.5).

99.11	Form of Qwest Corporation 7.25% Debentures due 2035 (incorporated by reference to Exhibit 4.1 of U S WEST Communications, Inc.’s (currently named Qwest Corporation) Current Report on Form 8-K (File No. 001-03040) filed with the Securities and Exchange Commission on October 13, 1995).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Qwest Corporation have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President
and Controller

Qwest Corporation

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President
and Controller

Dated: August 20, 2018